UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 29 , 2018

All Marketing Solutions, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-160031	26-3895737
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

112 North Curry Street - Carson City - Nevada 89703-4934

(Address of Principal Executive Offices) (Zip Code)

(775) 321-8206

(Registrant's telephone number, including area code)

(fka Patents Professional, Inc.)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01.             Changes in Registrant's Certifying Accountant

(a)     Dismissal of independent registered public accounting firm.

The Board of Directors (the “Board”) of All Marketing Solutions, Inc. (the “Company”) recently completed a process to determine which audit firm would serve as the Company’s independent registered public accounting firm. On May 15, 2018, the Company, with the approval of the Board, notified AMC Auditing LLC was being dismissed as the Company’s independent registered public accounting firm, effective May 15, 2018.

During the Company’s two most recent fiscal years ended December 31, 2015 and December 31, 2016 and through March 31, 2017, the Company has not had any disagreement with AMC Auditing LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to AMC Auditing LLC’s satisfaction, would have caused AMC Auditing LLC to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements. In addition, during the Company’s two most recent fiscal years ended December 31, 2015 and December 31, 2016 and through March 31, 2017, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. AMC Auditing LLC’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2015 and December 31, 2016 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided AMC Auditing LLC  with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that AMC Auditing LLC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in Item 4.01(a). A copy of AMC Auditing LLC’s letter, dated May ___ 2018, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)     Appointment of new independent registered public accounting firm.

On May 15, 2018, the Audit Committee approved the appointment of Pinnacle Accounting Group (“Pinnacle”) as the Company’s new independent registered public accounting firm commencing for its quarter ended March 31, 2017 and its fiscal year ending December 31, 2017.

In connection with the Company’s appointment of Pinnacle as the Company’s independent registered public accounting firm, the Company has not consulted Pinnacle on any matter relating to either (i) the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Section 9 - Financial Statements and Exhibits

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits

16.1

AMC Auditing LLC SECPS Letter

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

All Marketing Solutions, Inc.

By:    /s/ Nathathai Thongda

Nathathai Thongda

                                                                                                                                President,  Secretary, Treasurer,

                                                                                                                                Principal Executive Officer,

                                                                                                                                Principal Financial Officer